                                                                                                       Exhibit 10.1

                                                FIRST AMENDMENT TO
                                                 CREDIT AGREEMENT

         THIS FIRST  AMENDMENT TO CREDIT  AGREEMENT (this  "Amendment") is deemed entered into as of April 1,  2001
                                                            ---------
among UNITED  STATES CAN COMPANY,  a Delaware  corporation  (the  "Borrower"),  U.S.  Can  Corporation,  a Delaware
                                                                   --------
corporation (the "Parent"),  the Domestic  Subsidiaries of the Parent (together with the Parent, the "Guarantors"),
                  ------                                                                              ----------
the Lenders party hereto and BANK OF AMERICA,  N.A., as Administrative  Agent for the Lenders (the "Administrative
                                                                                                    ---------------
Agent").  Capitalized  terms used herein and not otherwise  defined shall have the meanings ascribed thereto in the
-----
Credit Agreement (as defined below).

                                                     RECITALS
                                                     --------

         WHEREAS,  the Borrower,  the Guarantors,  the Lenders, the Administrative  Agent,  Citicorp North America,
Inc.,  as  Syndication  Agent and Bank One, NA (Main  Office  Chicago) as  Documentation  Agent  entered  into that certain  Credit  Agreement,  dated as of October 4, 2000 (as  amended or modified  from time to time,  the "Credit
                                                                                                            -------
Agreement");
---------

         WHEREAS,  the Borrower has requested  that the Required  Lenders  amend  certain  provisions of the Credit
Agreement; and

         WHEREAS,  the Required Lenders are willing to amend certain  provisions of the Credit  Agreement,  as more fully set forth herein, subject to the terms and conditions specified below.

         NOW,  THEREFORE,  in  consideration  of the premises and the mutual covenants  contained  herein,  and for other good and valuable  consideration,  the receipt and sufficiency of which is hereby  acknowledged,  the parties hereto agree as follows:

                                                     SECTION 1
                                          AMENDMENTS TO CREDIT AGREEMENT
                                          ------------------------------

         1.1      Definitions.
                  -----------

                  (a)      Applicable  Percentage.  The definition of "Applicable  Percentage" set forth in Section
                           ----------------------
         1.1 of the Credit Agreement is amended and restated in its entirety to read as follows:

                  "Applicable Percentage" means:
                   ---------------------

                           (a)      for Revolving Loans, Tranche A Term Loans and Letter of Credit Fees, the
                  appropriate applicable percentages corresponding to the Leverage Ratio in effect as of the most recent Calculation Date as shown below:

                  ------------ --------------------- ------------------------------------------- -------------------
                                                     Applicable Percentage for Revolving Loans       Applicable
                                                              and Tranche A Term Loans             Percentage for
                    Pricing          Leverage                                                     Letter of Credit
                     Level            Ratio                                                             Fees
                  ------------ --------------------- ------------------------------------------- -------------------
                  ------------ --------------------- --------------------- --------------------- -------------------

                                                      Eurocurrency Loans     Base Rate Loans
                  ------------ --------------------- --------------------- --------------------- -------------------
                  ------------ --------------------- --------------------- --------------------- -------------------
                       I          > 5.00 to 1.0             3.50%                 2.50%                3.50%
                                  -
                  ------------ --------------------- --------------------- --------------------- -------------------
                  ------------ --------------------- --------------------- --------------------- -------------------
                      II        < 5.00 to 1.0 but           3.25%                 2.25%                3.25%
                                  => 4.75 to 1.0
                  ------------ --------------------- --------------------- --------------------- -------------------
                  ------------ --------------------- --------------------- --------------------- -------------------
                      III       < 4.75 to 1.0 but           3.00%                 2.00%                3.00%
                                  => 4.50 to 1.0
                  ------------ --------------------- --------------------- --------------------- -------------------
                  ------------ --------------------- --------------------- --------------------- -------------------
                      IV        < 4.50 to 1.0 but           2.75%                 1.75%                2.75%
                                  => 4.0 to 1.0
                  ------------ --------------------- --------------------- --------------------- -------------------
                  ------------ --------------------- --------------------- --------------------- -------------------
                       V         < 4.0 to 1.0 but           2.50%                 1.50%                2.50%
                                  => 3.50 to 1.0
                  ------------ --------------------- --------------------- --------------------- -------------------
                  ------------ --------------------- --------------------- --------------------- -------------------
                      VI          < 3.50 to 1.00            2.25%                 1.25%                2.25%
                  ------------ --------------------- --------------------- --------------------- -------------------

                           (b)      for Tranche B Term Loans, the appropriate applicable percentages  corresponding to the pricing criteria in effect as of the most recent Calculation Date as shown below:

                  -------------------- -------------------- ---------------------------------------------------------
                                            Tranche B            Applicable Percentage for Tranche B Term Loans
                        Pricing        Term Loans Pricing
                         Level              Criteria
                  -------------------- -------------------- ---------------------------------------------------------
                  -------------------- -------------------- ---------------------------- ----------------------------

                                                                Eurocurrency Loans             Base Rate Loans
                  -------------------- -------------------- ---------------------------- ----------------------------
                  -------------------- -------------------- ---------------------------- ----------------------------
                           I           Leverage Ratio                  3.75%                        2.75%
                                       > 5.00 to 1.0
                  -------------------- -------------------- ---------------------------- ----------------------------
                  -------------------- -------------------- ---------------------------- ----------------------------
                          II           Leverage Ratio                  3.50%                        2.50%
                                       < 5.00 to 1.0
                  -------------------- -------------------- ---------------------------- ----------------------------
                  -------------------- -------------------- ---------------------------- ----------------------------
                          III          Leverage Ratio                  3.25%                        2.25%
                                       < 5.00 to 1.0 and
                                       a Debt Rating of
                                       BB or better from
                                       S&P and Ba2 or
                                       better from Moody's
                  -------------------- -------------------- ---------------------------- ----------------------------

                  The Applicable  Percentage for Revolving  Loans,  Tranche A Term Loans,  Tranche B Term Loans and
                  Letter of Credit Fees shall,  in each case,  be  determined  and  adjusted  quarterly on the date
                  (each a  "Calculation  Date")  (i) five  Business  Days after the date by which the  Borrower  is
                            -----------------
                  required to provide the Officer's  Compliance  Certificate or (ii) with respect to Tranche B Term
                  Loans,  if applicable,  one Business Day following a change in the Debt Rating;  provided that if the Borrower fails to provide the Officer's  Compliance  Certificate on or before the most recent
                  Calculation  Date, the Applicable  Percentage for Revolving Loans,  Tranche A Term Loans,  Letter
                  of Credit Fees and Tranche B  Term Loans  (provided  that,  with respect to Tranche B  Term Loans only, the applicable  Pricing Level  immediately  prior to such Calculation Date is Pricing Level
                  I or II) from such Calculation  Date shall be based on the applicable  Pricing Level I until such time that an appropriate  Officer's Compliance  Certificate is provided whereupon such Applicable
                  Percentage  shall be  determined  by the then  current  Leverage  Ratio  and/or Debt  Rating,  as applicable.  Each such Applicable  Percentage  shall be effective from one Calculation Date until the next Calculation Date except as set forth above.

                  (b)      Fixed Charge  Coverage  Ratio.  The  definition  of "Fixed  Charge  Coverage  Ratio" set
                           -----------------------------
         forth in Section 1.1 of the Credit  Agreement is amended by deleting the  parenthetical  "(other than Base
         Capital Expenditures)" set forth in clause (a)(ii) of such definition.

                  (c)      Permitted  Acquisition.  Clause (i) of the  definition of  "Permitted  Acquisition"  set
                           ----------------------
         forth in Section 1.1 of the Credit Agreement is amended and restated in its entirety to read as follows:

                           (i)      the aggregate consideration  (including cash and non-cash consideration and any assumption of Indebtedness,  but excluding  consideration  consisting of any Capital Stock of the
                  Parent  issued  to the  seller in such  Acquisition  (or cash  funded  with the  proceeds  of the issuance of such Capital Stock)) paid by the Credit Parties for all such  Acquisitions  occurring after the Closing  Date shall not exceed  (i) $12,000,000  during 2001,  (ii) $10,000,000  during each year  subsequent to 2001;  provided,  that if the Leverage  Ratio  requirement  set forth in
                                                  --------
                  Section  7.11(a) (as set forth in the table in Section  7.11(a) or as  adjusted  by the  Borrower pursuant to the terms of Section 7.11(a)),  as of December 31 of the immediately  preceding year, is  less  than  4.50  to 1.0  (and  the  Leverage  Ratio  is less  than  4.5 to  1.0,  as of such
                  December 31,  as  set  forth  in the  Officer's  Compliance  Certificate  delivered  pursuant  to
                  Section 7.1(d)),   then  the  limit  for  such  year  shall  be  increased  from  $10,000,000  to
                  $60,000,000,   and  (iii) in  the   aggregate,   during  the  term  of  this  Credit   Agreement,
                  $100,000,000.  Notwithstanding  the limitations set forth in  clauses (i)(i)  and (i)(ii) of this definition of Permitted  Acquisitions,  the aggregate  consideration for Acquisitions  during any such  year may be  increased  by  $15,000,000  (in  excess  of the  $12,000,000  and  $10,000,000 limitations,  respectively,  set forth therein,  but not in excess of the $60,000,000  limitation set forth in the proviso to clause  (i)(ii))  if, after  giving  effect to any such  Acquisition, the Borrower  provides written proof,  reasonably  acceptable to the  Administrative  Agent, that the Leverage Ratio will not increase as a result of such Acquisition.

                  (d)      Revolving  Committed  Amount.  The definition of "Revolving  Committed Amount" set forth
                           ----------------------------
         in Section 1.1 of the Credit Agreement is amended and restated in its entirety to read as follows:

                           "Revolving  Committed  Amount" means ONE HUNDRED TEN MILLION DOLLARS  ($110,000,000)  or
                            ----------------------------
                  such lesser amount as the Revolving  Committed  Amount may be reduced  pursuant to Section 2.1(d)
                  or Section 3.3(c).

         1.2      Deleted  Definitions.  Section 1.1 of the Credit  Agreement  is amended to delete the  definition
                  --------------------
of "Base Capital Expenditures".

         1.3      Financial  Covenants.  Section  7.11 of the Credit  Agreement  is  amended  and  restated  in its
                  --------------------
entirety to read as follows:

                  7.11     Financial Covenants.
                           -------------------

                           (a)      Leverage Ratio.  The Leverage Ratio, as of the end of each fiscal quarter of
                                    --------------
                  the Borrower during the periods set forth below, shall be less than or equal to:

                  ------------------------------------------------------------- ----------------------------------
                  Period                                                        Ratio
                  ------------------------------------------------------------- ----------------------------------
                  For the fiscal quarters ending April 1, July 1 and            5.60 to 1.0
                  September 30, 2001
                  ------------------------------------------------------------- ----------------------------------
                  ------------------------------------------------------------- ----------------------------------
                  For the fiscal quarters ending December 31, 2001 and March    5.45 to 1.0
                  31, 2002
                  ------------------------------------------------------------- ----------------------------------
                  ------------------------------------------------------------- ----------------------------------
                  For the fiscal quarter ending June 30, 2002                   5.25 to 1.0
                  ------------------------------------------------------------- ----------------------------------
                  ------------------------------------------------------------- ----------------------------------
                  For the fiscal quarter ending September 29, 2002              5.00 to 1.0
                  ------------------------------------------------------------- ----------------------------------
                  ------------------------------------------------------------- ----------------------------------
                  For the fiscal quarter ending December 31, 2002               4.75 to 1.0
                  ------------------------------------------------------------- ----------------------------------
                  ------------------------------------------------------------- ----------------------------------
                  For the fiscal quarters ending March 30, June 29, and         4.50 to 1.0
                  September 28, 2003
                  ------------------------------------------------------------- ----------------------------------
                  ------------------------------------------------------------- ----------------------------------
                  For the fiscal quarter ending December 31, 2003               4.40 to 1.0
                  ------------------------------------------------------------- ----------------------------------
                  ------------------------------------------------------------- ----------------------------------
                  For the fiscal quarters ending April 4, July 4, and           4.25 to 1.0
                  October 3, 2004
                  ------------------------------------------------------------- ----------------------------------
                  ------------------------------------------------------------- ----------------------------------
                  For the fiscal quarters ending December 31, 2004 and          4.00 to 1.0
                  April 3, 2005
                  ------------------------------------------------------------- ----------------------------------
                  ------------------------------------------------------------- ----------------------------------
                  For the fiscal quarters ending July 3, October 2, and         3.75 to 1.0
                  December 31, 2005 and April 2, 2006
                  ------------------------------------------------------------- ----------------------------------
                  ------------------------------------------------------------- ----------------------------------
                  For the fiscal quarter ending July 2, 2006 and each fiscal    3.50 to 1.0
                  quarter thereafter
                  ------------------------------------------------------------- ----------------------------------

         The  Borrower  shall have the right  during the first  fiscal  quarter of each fiscal  year,  upon written notice to the  Administrative  Agent, to permanently lower (i.e. make the Leverage Ratio more restrictive)
         the Leverage Ratio  requirement (i) for the period ending December 31 of the immediately  preceding fiscal year (the "Fiscal  Year-End  Period") and (ii) for any period  subsequent to the Fiscal  Year-End  Period;
                    ------------------------
         provided,  if the  Leverage  Ratio  requirement  is  permanently  lowered  for any period set forth  above
         --------
         pursuant to the foregoing  clauses (i) or (ii), the Leverage Ratio  requirement for any subsequent  period shall be no less  restrictive.  Upon such  written  notice,  the  Administrative  Agent  shall  notify the
         Lenders of such change(s) in the Leverage Ratio  requirements,  and this Credit  Agreement shall be deemed amended in accordance with such notice.

                  (b)      Interest Coverage Ratio.  The Interest Coverage Ratio, as of the end of each fiscal
                           -----------------------
         quarter of the Borrower during the periods set forth below, shall be greater than or equal to:

                  ------------------------------------------------------------- ----------------------------------
                  Period                                                        Ratio
                  ------------------------------------------------------------- ----------------------------------
                  For each fiscal quarter ending in 2001                        1.65 to 1.0
                  ------------------------------------------------------------- ----------------------------------
                  ------------------------------------------------------------- ----------------------------------
                  For the fiscal quarter ending March 31, 2002                  1.70 to 1.0
                  ------------------------------------------------------------- ----------------------------------
                  ------------------------------------------------------------- ----------------------------------
                  For the fiscal quarter ending June 30, 2002                   1.75 to 1.0
                  ------------------------------------------------------------- ----------------------------------
                  ------------------------------------------------------------- ----------------------------------
                  For the fiscal quarter ending September 29, 2002              1.80 to 1.0
                  ------------------------------------------------------------- ----------------------------------
                  ------------------------------------------------------------- ----------------------------------
                  For the fiscal quarter ending December 31, 2002               1.90 to 1.0
                  ------------------------------------------------------------- ----------------------------------
                  ------------------------------------------------------------- ----------------------------------
                  For the fiscal quarters ending March 30, June 29, and         2.00 to 1.0
                  September 28, 2003
                  ------------------------------------------------------------- ----------------------------------
                  ------------------------------------------------------------- ----------------------------------
                  For the fiscal quarter ending December 31, 2003               2.05 to 1.0
                  ------------------------------------------------------------- ----------------------------------
                  ------------------------------------------------------------- ----------------------------------
                  For the fiscal quarters ending April 4, July 4, and           2.15 to 1.0
                  October 3, 2004
                  ------------------------------------------------------------- ----------------------------------
                  ------------------------------------------------------------- ----------------------------------
                  For the fiscal quarters ending December 31, 2004 and          2.25 to 1.0
                  April 3, 2005
                  ------------------------------------------------------------- ----------------------------------
                  ------------------------------------------------------------- ----------------------------------
                  For the fiscal quarters ending July 3, October 2, and         2.50 to 1.0
                  December 31, 2005 and April 2, 2006
                  ------------------------------------------------------------- ----------------------------------
                  ------------------------------------------------------------- ----------------------------------
                  For the fiscal quarter ending July 2, 2006 and for each       2.75 to 1.0
                  fiscal quarter thereafter
                  ------------------------------------------------------------- ----------------------------------

                  (c)      Fixed Charge Coverage Ratio.  The Fixed Charge Coverage Ratio, as of the end of each
                           ---------------------------
         fiscal quarter of the Borrower during the periods set forth below, shall be greater than or equal to:

        ----------------------------------------------------------------------- ----------------------------------
        Period                                                                  Ratio
        ----------------------------------------------------------------------- ----------------------------------
        For each fiscal quarter ending in 2001 and 2002                         1.00 to 1.0
        ----------------------------------------------------------------------- ----------------------------------
        ----------------------------------------------------------------------- ----------------------------------
        For each fiscal quarter ending in 2003 and for each fiscal quarter      1.05 to 1.0
        thereafter
        ----------------------------------------------------------------------- ----------------------------------

                  (d)      Minimum EBITDA.  EBITDA, as of the end of each fiscal quarter of the Borrower, for the
                           --------------
         twelve month period ending on such date, during the periods set forth below, shall be greater than or equal to:

        ----------------------------------------------------------------------- ----------------------------------
        Period                                                                  Amount
        ----------------------------------------------------------------------- ----------------------------------
        For each fiscal quarter ending in 2001                                  $ 93,000,000
        ----------------------------------------------------------------------- ----------------------------------
        ----------------------------------------------------------------------- ----------------------------------
        For the fiscal quarter ending March 31, 2002                            $ 95,000,000
        ----------------------------------------------------------------------- ----------------------------------
        ----------------------------------------------------------------------- ----------------------------------
        For the fiscal quarters ending June 30, September 29 and December 31,   $100,000,000
        2002
        ----------------------------------------------------------------------- ----------------------------------
        ----------------------------------------------------------------------- ----------------------------------
        For each fiscal quarter ending in 2003                                  $105,000,000
        ----------------------------------------------------------------------- ----------------------------------
        ----------------------------------------------------------------------- ----------------------------------
        For each fiscal quarter ending in 2004                                  $110,000,000
        ----------------------------------------------------------------------- ----------------------------------
        ----------------------------------------------------------------------- ----------------------------------
        For each fiscal quarter ending in 2005 and for each fiscal quarter      $115,000,000
        thereafter
        ----------------------------------------------------------------------- ----------------------------------

         1.4      Capital Expenditures.  Section 8.14 of the Credit Agreement is amended and restated in its
                  --------------------
entirety to read as follows:

                  8.14     Capital Expenditures.
                           --------------------

                  The Credit  Parties  will not  permit  Capital  Expenditures  to exceed,  in the  aggregate,  (a)
         $25,000,000  during 2001 and (b) $35,000,000  during each year subsequent to 2001;  provided,  that if the
                                                                                             --------
         Leverage Ratio  requirement  set forth in Section 7.11(a) (as set forth in the table in Section 7.11(a) or as  adjusted  by the  Borrower  pursuant  to the  terms of  Section  7.11(a)),  as of  December  31 of the immediately  preceding  year, is less than 4.50 to 1.0 (and the Leverage Ratio is less than 4.5 to 1.0, as of  such  December 31,  as set  forth  in the  Officer's  Compliance  Certificate  delivered  pursuant  to
         Section 7.1(d)),  then the limit for such year shall be increased  from  $35,000,000 to  $45,000,000;  and provided,  further,  that the Credit Parties may carry forward, for one year only, up to 33% of any unused
         --------   -------
         portion of the Capital Expenditures limit from the prior year.

         1.5      Schedules.  Schedule 1.1(a) to the Credit Agreement is amended and restated in its entirety by
                  ---------   ---------------
Schedule 1.1(a) attached hereto.
---------------

                                                     SECTION 2
                                               CONDITIONS PRECEDENT
                                               --------------------

         2.1      Conditions  Precedent.   This  Amendment  shall  be  deemed  effective  on  April  1,  2001  upon
                  ---------------------
satisfaction of the following conditions (or waiver thereof by the Required Lenders):

                  (a)      Documentation.  Receipt by the  Administrative  Agent of copies of this  Amendment  duly
                           -------------
         executed by the Credit Parties and the Required Lenders.

                  (b)      Authority.  Receipt by the  Administrative  Agent of (i) a  certificate of the secretary
                           ---------
         or assistant  secretary of each Credit Party  certifying as to resolutions or  authorization  of the Board
         of  Directors  of  such  Credit  Party  approving  and  adopting  this  Amendment  and  the   transactions
         contemplated  herein  and  authorizing  the  execution,   delivery  and  performance  hereof  and  (ii) an
         incumbency  certificate  of each Credit Party  certified  by a secretary  or  assistant  secretary of such
         Credit Party to be true and correct as of the Closing Date.

                  (c)      Good  Standing.  Certificates  of good  standing,  existence  or their  equivalent  with
                           --------------
         respect to each Credit Party  certified as of a recent date by the  appropriate  Governmental  Authorities of the  jurisdiction  of its  incorporation  and in the  jurisdiction  of its chief  executive  office and principal place of business.

                  (d)      Opinions.  Receipt by the  Administrative  Agent of an opinion or opinions  from counsel
                           --------
         to the Credit Parties relating to this Amendment and the  transactions  contemplated  herein,  in form and substance  satisfactory to the Administrative  Agent,  addressed to the Administrative  Agent on behalf of the Lenders and dated as of the date hereof.

                  (e)      Fees.  The  payment by the  Borrower  of (i) an  amendment  fee to each  Lender who duly
                           ----
         executes and delivers this  Amendment on or before Noon,  Eastern  Daylight  Time,  on Tuesday,  April 24,
         2001, of 25 basis points  (0.25%) of its aggregate  Commitments  (after giving effect to this  Amendment),
         (ii) such fees to the  Administrative  Agent as agreed to  between  the  Borrower  and the  Administrative
         Agent  and  (iii)  all  expenses  of  the  Administrative   Agent  in  connection  with  the  negotiation,
         preparation,  execution and delivery of this  Amendment and the other  transactions  contemplated  herein, including, without limitation, reasonable legal fees and expenses.

                                                     SECTION 3
                                                   MISCELLANEOUS
                                                   -------------

         3.1      Ratification  of Credit  Agreement.  The term "Credit  Agreement" and "Agreement" as used in each
                  ----------------------------------
of the Credit  Documents shall hereafter mean the Credit  Agreement as amended by this Amendment.  Except as herein specifically  agreed,  the Credit  Agreement is hereby  ratified and  confirmed  and shall remain in full force and effect according to its terms.

         3.2      Authority/Enforceability.  Each of the Credit Parties,  the Administrative  Agent and the Lenders
                  ------------------------
party hereto represents and warrants as follows:

                  (a)      It has taken all necessary  action to authorize the execution,  delivery and performance of this Amendment.

                  (b)      This  Amendment  has been duly  executed and  delivered  by such Person and  constitutes such Person's legal, valid and binding  obligations,  enforceable in accordance with its terms,  except as such enforceability may be subject to (i) bankruptcy,  insolvency,  reorganization,  fraudulent conveyance or  transfer,  moratorium  or  similar  laws  affecting  creditors'  rights  generally  and  (ii)  general principles of equity  (regardless of whether such  enforceability  is considered in a proceeding at law or in equity).

                  (c)      No  consent,   approval,   authorization  or  order  of,  or  filing,   registration  or
         qualification  with,  any court or  Governmental  Authority or third party is required in connection  with the execution, delivery or performance by such Person of this Amendment.

         3.3      Representation and Warranties.  The Credit Parties represent and warrant to the Lenders that:
                  -----------------------------

                  (a)      The  representations  and warranties of the Credit Parties set forth in Section 6 of the
         Credit  Agreement  are true and correct in all  material  respects as of the date hereof  except for those that specifically relate to an earlier date.

                  (b)      No event has  occurred  and is  continuing  which  constitutes  a Default or an Event of
         Default.

                  (c)      The  Collateral  Documents  continue to create a valid  security  interest  in, and Lien upon, the Collateral,  in favor of the Collateral  Agent,  for the benefit of the Lenders,  which security interests and Liens are perfected in accordance  with the terms of the  Collateral  Documents and prior to all Liens other than Permitted Liens.

                  (d)      The Credit Party  Obligations  are not reduced or modified by this Amendment and are not subject to any offsets, defenses or counterclaims.

         3.4      Pricing Level.  The Credit Parties  acknowledge  and agree that, as of the effective date of this
                  -------------
Amendment,  the pricing for all Loans and Letter of Credit  Fees under the Credit  Agreement  shall be as set forth in Pricing Level I in the definition of Applicable Percentage, as amended by this Amendment.

         3.5      Counterparts/Telecopy.  This  Amendment  may be executed in any number of  counterparts,  each of
                  ---------------------
which when so executed and  delivered  shall be an  original,  but all of which shall  constitute  one and the same instrument.  Delivery of executed  counterparts by telecopy shall be effective as an original and shall  constitute a representation that an original will be delivered if requested.

         3.6      Further  Assurances,  The Credit Parties agree to promptly take such action,  upon the request of
                  -------------------
the Administrative Agent, as is necessary to carry out the intent of this Amendment.

         3.7      GENERAL RELEASE.  IN  CONSIDERATION  OF THE REQUIRED  LENDERS  ENTERING INTO THIS AMENDMENT,  THE
                  ---------------
CREDIT  PARTIES  HEREBY RELEASE THE  ADMINISTRATIVE  AGENT,  THE LENDERS,  AND THE  ADMINISTRATIVE  AGENT'S AND THE
LENDERS' RESPECTIVE OFFICERS, EMPLOYEES,  REPRESENTATIVES,  AGENTS, COUNSEL AND DIRECTORS FROM ANY AND ALL ACTIONS,
CAUSES OF ACTION,  CLAIMS,  DEMANDS,  DAMAGES AND LIABILITIES OF WHATEVER KIND OR NATURE, IN LAW OR IN EQUITY,  NOW
KNOWN OR  UNKNOWN,  SUSPECTED  OR  UNSUSPECTED  TO THE EXTENT THAT ANY OF THE  FOREGOING  ARISES FROM ANY ACTION OR
FAILURE TO ACT UNDER THE CREDIT AGREEMENT OR UNDER THE OTHER CREDIT DOCUMENTS ON OR PRIOR TO THE DATE HEREOF.

         3.8      GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND  OBLIGATIONS OF THE PARTIES  HEREUNDER  SHALL BE
                  -------------
GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

                                   [remainder of page intentionally left blank]

                                                 SIGNATURE PAGE TO
                                        FIRST AMENDMENT TO CREDIT AGREEMENT
                                             UNITED STATES CAN COMPANY

CHAR1\590568_ 4
                                                 SIGNATURE PAGE TO
                                        FIRST AMENDMENT TO CREDIT AGREEMENT
                                             UNITED STATES CAN COMPANY

CHAR1\590568_ 4
         The parties  hereto have caused this  Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

BORROWER:
--------
                                            UNITED STATES CAN COMPANY,
                                            a Delaware corporation

                                            By:      /s/ Sandra K. Vollman
                                               -----------------------------------------------------------
                                            Name:     Sandra K. Vollman
                                                 ---------------------------------------------------------
                                            Title:   Vice President
                                                  --------------------------------------------------------

DOMESTIC
---------
GUARANTORS:
----------
                                            U.S. CAN CORPORATION,
                                            a Delaware corporation

                                            By:      /s/ Sandra K. Vollman
                                               -----------------------------------------------------------
                                            Name:    Sandra K. Vollman
                                                 ------------------------------------------------
                                            Title:   Vice President
                                                  --------------------------------------------------------

                                            USC MAY VERPACKUNGEN HOLDING INC.,
                                            a Delaware corporation

                                            By:      /s/ John Workman
                                               --------------------------------------------------
                                            Name:    John Workman
                                                 ------------------------------------------------
                                            Title:   VP
                                                  --------------------------------------------------------

LENDERS:
-------

                                            BANK OF AMERICA, N.A.,
                                            individually in its capacity as Administrative Agent

                                            By:      /s/ Liliana Claar
                                               --------------------------------------------------
                                            Name:  Liliana Claar
                                                   -------------------------------------------------------
                                            Title:   Vice President
                                                   -------------------------------------------------------

                                            BANK OF AMERICA, N.A., in its capacity as
                                            a Lender

                                            By:      /s/ M. Thomas Barnett
                                               --------------------------------------------------
                                            Name:    M. Thomas Barnett
                                                 ------------------------------------------------
                                            Title:   Managing Director
                                                  -----------------------------------------------

                                            BANK OF AMERICA, N.A., in its capacity as
                                            a Lender

                                            By:      /s/ M. Thomas Barnett
                                               --------------------------------------------------
                                            Name:    M. Thomas Barnett
                                                 ------------------------------------------------
                                            Title:   Managing Director
                                                  -----------------------------------------------

                                            AMMC CDO I LIMITED

                                            By:      American Money Management Corp.
                                                     As Collateral Manager

                                            By:      /s/ David P. Meyer
                                               -----------------------------------------------------------
                                            Name:    David P. Meyer
                                                 ------------------------------------------------
                                            Title:   Vice President
                                                  --------------------------------------------------------

                                            AMMC CDO II LIMITED

                                            By:      American Money Management Corp.
                                                     As Collateral Manager

                                            By:      /s/ David P. Meyer
                                               -----------------------------------------------------------
                                            Name:    David P. Meyer
                                                 ------------------------------------------------
                                            Title:   Vice President
                                                  --------------------------------------------------------

                                            THE BANK OF NOVA SCOTIA

                                            By:      /s/ F.C.H Ashby
                                               --------------------------------------------------
                                            Name:    F.C.H Ashby
                                                 ---------------------------------------------------------
                                            Title:   Senior Manager Loan Operations
                                                  -----------------------------------------------

                                            BANK OF TOKYO-MITSUBISHI TRUST COMPANY

                                            By:      /s/ Chris Droussious
                                               -----------------------------------------------------------
                                            Name:    Chris Droussious
                                                 ------------------------------------------------
                                            Title:   Vice President
                                                  --------------------------------------------------------

                                            BANK ONE, NA (MAIN OFFICE CHICAGO),
                                            individually in its capacity as Lender and in its capacity as
                                            Document Agent

                                            By:      /s/ Diane M. Faunda
                                               -----------------------------------------------------------
                                            Name:    Diane M. Faunda
                                                 ------------------------------------------------
                                            Title:   Director, Capital Markets
                                                  -----------------------------------------------

                                            BLACK DIAMOND CLO 2000-1 LTD.

                                            By:      /s/ David Dyer
                                               -----------------------------------------------------------
                                            Name:    David Dyer
                                                 ---------------------------------------------------------
                                            Title:   Director
                                                  -----------------------------------------------

                                            BLACK DIAMOND INTERNATIONAL FUNDING,
                                            LTD.

                                            By:      /s/ David Dyer
                                               -----------------------------------------------------------
                                            Name:    David Dyer
                                                 ---------------------------------------------------------
                                            Title:   Director
                                                  -----------------------------------------------

                                            CITADEL HILL 2000 LTD.

                                            By:      /s/ S. Lockhart
                                               -----------------------------------------------------------
                                            Name:    S. Lockhart
                                                 ---------------------------------------------------------
                                            Title:   Authorized Signatory
                                                  --------------------------------------------------------

                                            CITIBANK, N.A

                                            By:      /s/ Paul Zingarini
                                               -----------------------------------------------------------
                                            Name:    Paul Zingarini
                                                 ---------------------------------------------------------
                                            Title:   Director - Global Loan Trading
                                                  -----------------------------------------------

                                            CITICORP NORTH AMERICA, INC.,
                                            individually in its capacity as a Lender and
                                            in its capacity as Syndication Agent

                                            By:      /s/ Peter A. Briggs
                                               -----------------------------------------------------------
                                            Name:    Peter A. Briggs
                                                 ------------------------------------------------
                                            Title:   Vice President
                                                  --------------------------------------------------------

                                            Columbus Loan Funding, Ltd.

                                            By:      Travelers Asset Management International
                                                     Company, LLC

                                            By:      /s/ Allen R. Cantrell
                                               -----------------------------------------------------------
                                            Name:    Allen R. Cantrell
                                                 ------------------------------------------------
                                            Title:   Investment Officer
                                                  --------------------------------------------------------

                                            CREDIT AGRICOLE INDOSUEZ

                                            By:      /s/ Charles Hiatt
                                               --------------------------------------------------
                                            Name:    Charles Hiatt
                                                 ---------------------------------------------------------
                                            Title:   Vice President Manager
                                                  -----------------------------------------------

                                            By:      /s/ Phillip J. Salter
                                               -----------------------------------------------------------
                                            Name:    Phillip J. Salter
                                                 ------------------------------------------------
                                            Title:   Vice President Senior Relationship Manager
                                                  -----------------------------------------------

                                            CREDIT LYONNAIS NEW YORK BRANCH

                                            By:      /s/ Mischa Zabotin
                                               -----------------------------------------------------------
                                            Name:    Mischa Zabotin
                                                 ------------------------------------------------
                                            Title:   Managing Director
                                                  -----------------------------------------------

                                            CYPRESSTREE INSTITUTIONAL FUND, LLC

                                            By:      CypressTree Investment Management Company,
                                                     Inc., its Managing Member

                                            By:      /s/ P. Jeffrey Huth
                                               -----------------------------------------------------------
                                            Name:    P. Jeffrey Huth
                                                 ------------------------------------------------
                                            Title:   Principal
                                                  --------------------------------------------------------

                                            CYPRESSTREE INVESTMENT PARTNERS I LTD.

                                            By:      CypressTree Investment Management Company,
                                                     Inc., as Portfolio Manager

                                            By:      /s/ P. Jeffrey Huth
                                               -----------------------------------------------------------
                                            Name:    P. Jeffrey Huth
                                                 ------------------------------------------------
                                            Title:   Principal
                                                  --------------------------------------------------------

                                            CYPRESSTREE INVESTMENT PARTNERS II, LTD.

                                            By:      CypressTree Investment Management Company,
                                                     Inc., as Portfolio Manager

                                            By:      /s/ P. Jeffrey Huth
                                               -----------------------------------------------------------
                                            Name:    P. Jeffrey Huth
                                                 ------------------------------------------------
                                            Title:   Principal
                                                  --------------------------------------------------------

                                            CYPRESSTREE SENIOR FLOATING RATE FUND

                                            By:      CypressTree Investment Management Company,
                                                     Inc., as Portfolio Manager

                                            By:      /s/ P. Jeffrey Huth
                                               -----------------------------------------------------------
                                            Name:    P. Jeffrey Huth
                                                 ------------------------------------------------
                                            Title:   Principal
                                                  --------------------------------------------------------

                                            elf funding trust i

                                            By:      /s/ Todd Travers
                                               --------------------------------------------------
                                            Name:    Todd Travers
                                                 ---------------------------------------------------------
                                            Title:   Senior Portfolio Manager
                                                  -----------------------------------------------

                                            fidelity advisor series ii: fidelity advisor floating rate high income fund

                                            By:      /s/ John H. Costello
                                               -----------------------------------------------------------
                                            Name:    John H. Costello
                                                 ------------------------------------------------
                                            Title:   Assistant Treasurer
                                                  --------------------------------------------------------

                                            FIRST ALLMERICA FINANCIAL LIFE
                                            INSURANCE COMPANY

                                            By:      CypressTree Investment Management Company,
                                                     Inc. as Attorney-in-Fact and Portfolio Manager

                                            By:      /s/ P. Jeffrey Huth
                                               -----------------------------------------------------------
                                            Name:    P. Jeffrey Huth
                                                 ------------------------------------------------
                                            Title:   Principal
                                                  --------------------------------------------------------

                                            FLAGSHIP CLO-2001-1
                                            BY: FLAGSHIP CAPITAL MANAGEMENT, INC.

                                            By:      /s/ Mark S. Pelletier
                                               -----------------------------------------------------------
                                            Name:    Mark S. Pelletier
                                                 ------------------------------------------------
                                            Title:   Director
                                                  -----------------------------------------------

                                            franklin clo I, limited

                                            By:      /s/ Chauncey Lufkin
                                               -----------------------------------------------------------
                                            Name:    Chauncey Lufkin
                                                 ------------------------------------------------
                                            Title:   Vice President
                                                  --------------------------------------------------------

                                            FRANKLIN FLOATING RATE MASTER SERIES

                                            By:      /s/ Chauncey Lufkin
                                               -----------------------------------------------------------
                                            Name:    Chauncey Lufkin
                                                 ------------------------------------------------
                                            Title:   Vice President
                                                  --------------------------------------------------------

                                            State Street Bank & Trust Company as Trustee
                                            For General Motors Employees Global Group
                                            Pension Trust

                                            By:      /s/ Andrea Block
                                               -----------------------------------------
                                            Name:    Andrea Block
                                                 ------------------------------------------------
                                            Title:   Assistant Secretary
                                                  -----------------------------------------------

                                            HARBOR CDO II, LIMITED

                                            By:      /s/ Lisa Chaffee
                                               --------------------------------------------------
                                            Name:    Lisa Chaffee
                                                 ---------------------------------------------------------
                                            Title:   Manager
                                                  -----------------------------------------------

                                            OPPENHEIMER SENIOR FLOATING RATE FUND

                                            By:      /s/ David Mabry
                                               --------------------------------------------------
                                            Name:    David Mabry
                                                 ---------------------------------------------------------
                                            Title:   Vice President
                                                  --------------------------------------------------------

                                            KZH CNC LLC

                                            By:      /s/ Susan Lee
                                               -----------------------------------------------------------
                                            Name:    Susan Lee
                                                 ---------------------------------------------------------
                                            Title:   Authorized Agent
                                                  -----------------------------------------------

                                            KZH CYPRESSTREE-1 LLC

                                            By:      /s/ Susan Lee
                                               -----------------------------------------------------------
                                            Name:    Susan Lee
                                                 ---------------------------------------------------------
                                            Title:   Authorized Agent
                                                  -----------------------------------------------

                                            KZH PONDVIEW LLC

                                            By:      /s/ Susan Lee
                                               -----------------------------------------------------------
                                            Name:    Susan Lee
                                                 ---------------------------------------------------------
                                            Title:   Authorized Agent
                                                  -----------------------------------------------

                                            KZH SHOSHONE LLC

                                            By:      /s/ Susan Lee
                                               -----------------------------------------------------------
                                            Name:    Susan Lee
                                                 ---------------------------------------------------------
                                            Title:   Authorized Agent
                                                  -----------------------------------------------

                                            KZH SOLEIL-2 LLC

                                            By:      /s/ Susan Lee
                                               -----------------------------------------------------------
                                            Name:    Susan Lee
                                                 ---------------------------------------------------------
                                            Title:   Authorized Agent
                                                  -----------------------------------------------

                                            MADISON AVENUE CDO I, LIMITED

                                            By:      Metropolitan Life Insurance Company,
                                                     as Collateral Manager

                                            By:      /s/ James R. Dingler
                                               -----------------------------------------------------------
                                            Name:    James R. Dingler
                                                 ------------------------------------------------
                                            Title:   Authorized Signatory
                                                  --------------------------------------------------------

                                            MAGNETITE ASSET INVESTORS III L.L.C

                                            By:      /s/ not legible
                                               -----------------------------------------------------------
                                            Name:    not legible
                                                 ---------------------------------------------------------
                                            Title:   Director
                                                  -----------------------------------------------

                                            METROPOLITAN LIFE INSURANCE COMPANY

                                            By:      /s/ James R. Dingler
                                               -----------------------------------------------------------
                                            Name:    James R. Dingler
                                                 ------------------------------------------------
                                            Title:   Director
                                                  -----------------------------------------------

                                            Morgan Stanley Dean Witter PRIME
                                            Income Trust

                                            By:      /s/ Peter Gewirtz
                                               --------------------------------------------------
                                            Name:    Peter Gewirtz
                                                 ---------------------------------------------------------
                                            Title:   Vice President
                                                  --------------------------------------------------------

                                            Mountain Capital CLO II LTD.

                                            By:      /s/ Darren P. Riley
                                               -----------------------------------------------------------
                                            Name:    Darren P. Riley
                                                 ------------------------------------------------
                                            Title:   Director
                                                  ------------------------------

                                            MUIRFIELD TRADING LLC

                                            By:      /s/ Ann E. Morris
                                               --------------------------------------------------
                                            Name:    Ann E. Morris
                                                 ---------------------------------------------------------
                                            Title:   Asst. Vice President
                                                  --------------------------------------------------------

                                            OLYMPIC FUNDING TRUST, SERIES 1999-1

                                            By:      /s/ Ann E. Morris
                                               --------------------------------------------------
                                            Name:    Ann E. Morris
                                                 ---------------------------------------------------------
                                            Title:   Authorized Agent
                                                  -----------------------------------------------

                                            PPM SPYGLASS FUNDING TRUST

                                            By:      /s/ Ann E. Morris
                                               --------------------------------------------------
                                            Name:    Ann E. Morris
                                                 ---------------------------------------------------------
                                            Title:   Authorized Agent
                                                  -----------------------------------------------

                                            NEMEAN CLO, LTD.

                                            BY:      ING Capital Advisors LLC,
                                                     as Investment Manager

                                            By:      /s/ Gordon R. Cook
                                               -----------------------------------------------------------
                                            Name:    Gordon R. Cook
                                                 ------------------------------------------------
                                            Title:   Vice President
                                                  --------------------------------------------------------

                                            NORSE CBO, LTD.

                                            By:      Regiment Capital Management, LLC
                                                     As its Investment Manager

                                            By:      Regiment Capital Advisors, LLC
                                                     Its Manager and pursuant to delegated authority

                                            By:      /s/ Timothy S. Peterson
                                               --------------------------------------------------
                                            Name:    Timothy S. Peterson
                                                 ---------------------------------------------------------
                                            Title:   President
                                                  --------------------------------------------------------

                                            NORTH AMERICAN SENIOR FLOATING RATE
                                            FUND

                                            By:      Cypress Tree Investment Management Company,
                                                     Inc., as Portfolio Manager

                                            By:      /s/ P. Jeffrey Huth
                                               -----------------------------------------------------------
                                            Name:    P. Jeffrey Huth
                                                 ------------------------------------------------
                                            Title:   Principal
                                                  --------------------------------------------------------

                                            THE NORTHERN TRUST COMPANY

                                            By:      /s/ Aimee Geiger
                                               --------------------------------------------------
                                            Name:    Aimee Geiger
                                                 ---------------------------------------------------------
                                            Title:   Second Vice President
                                                  -----------------------------------------------

                                            NORTHWOODS CAPITAL II, LIMITED

                                            By:      Angelo, Gordon & Co., L.P. as
                                                     Collateral Manager

                                            By:      /s/ John W. Fraser
                                               -----------------------------------------------------------
                                            Name:    John W, Fraser
                                                 ------------------------------------------------
                                            Title:   Managing Director
                                                  -----------------------------------------------

                                            NUVEEN SENIOR INCOME FUND

                                            By:      Nuveen Senior Loan Asset Management, Inc.

                                            By:      /s/ Lisa M. Mincheski
                                               -----------------------------------------------------------
                                            Name:    Lisa M. Mincheski
                                                 ------------------------------------------------
                                            Title:   Managing Director
                                                  -----------------------------------------------

                                            OAK BROOK BANK

                                            By:      /s/ Henry Wessel
                                               --------------------------------------------------
                                            Name:    Henry Wessel
                                                 ---------------------------------------------------------
                                            Title:   VP
                                                  --------------------------------------------------------

                                            PPM AMERICA, INC.

                                            By:      PPM America, Inc., as Attorney-in-fact, on
                                                     behalf of Jackson National Life Insurance Company

                                            By:      /s/ David C. Wagner
                                               -----------------------------------------------------------
                                            Name:    David C. Wagner
                                                 ------------------------------------------------
                                            Title:   Managing Director
                                                  -----------------------------------------------

                                            PROMETHEUS INVESTMENT FUNDING NO. 1
                                            LTD.

                                            By:      CPF Asset Advisory, L.P.,
                                                     as Investment Manager

                                            By:      /s/ Sylvia Cheng
                                               --------------------------------------------------
                                            Name:    Sylvia Cheng
                                                 ---------------------------------------------------------
                                            Title:   Director
                                                  -----------------------------------------------

                                            By:      /s/ Chris Yu
                                               -----------------------------------------------------------
                                            Name:    Chris Yu
                                                 ------------------------------------------------
                                            Title:   Associate Director
                                                  --------------------------------------------------------

                                            PUTNAM DIVERSIFIED INCOME TRUST

                                            By:      /s/ John R. Verani
                                               -----------------------------------------------------------
                                            Name:    John R. Verani
                                                 ------------------------------------------------
                                            Title:   V.P.
                                                  --------------------------------------------------------

                                            PUTNAM STRAGIC INCOME FUND

                                            By:      /s/ John R. Verani
                                               -----------------------------------------------------------
                                            Name:    John R. Verani
                                                 ------------------------------------------------
                                            Title:   V.P.
                                                  --------------------------------------------------------

                                            REGIMENT CAPITAL, LTD.

                                            By:      Regiment Capital Management, LLC
                                                     As its Investment Advisor

                                            By:      Regiment Capital Advisors, LLC
                                                     Its Manager and pursuant to delegated authority

                                            By:      /s/ Timothy S. Peterson
                                               --------------------------------------------------
                                            Name:    Timothy S. Peterson
                                                 ---------------------------------------------------------
                                            Title:   President
                                                  --------------------------------------------------------

                                            sierra clo I, ltd

                                            By:      /s/ John M. Caspadan
                                               -----------------------------------------------------------
                                            Name:    John M. Caspadan
                                                 ------------------------------------------------
                                            Title:   Chief Operating Officer Centre Pacific LLP
                                                  -----------------------------------------------

                                            SEQUILS-CUMBERLAND I, LTD.

                                            By:      Deerfield Capital Management, L.L.C. as its
                                                     Collateral Manager

                                            By:      /s/ Dale Burrow
                                               --------------------------------------------------
                                            Name:    Dale Burrow
                                                 ---------------------------------------------------------
                                            Title:   Senior Vice President
                                                  --------------------------------------------------------

                                            SIMSBURY CLO, LIMITED

                                            By:      David L. Babson and Company Incorporated, under
                                                     delegated authority from Massachusetts Mutual Life
                                                     Insurance Company, its Collateral Manager

                                            By:      /s/ Lisa J. Yoerg
                                               --------------------------------------------------
                                            Name:    Lisa J. Yoerg
                                                 ---------------------------------------------------------
                                            Title:   Managing Director with David L. Babson
                                                  -----------------------------------------------

                                            SRF 2000 LLC

                                            By:      /s/ Ann E. Morris
                                               --------------------------------------------------
                                            Name:    Ann R. Morris
                                                 ---------------------------------------------------------
                                            Title:   Asst. Vice President
                                                  --------------------------------------------------------

                                            STEIN ROE FLOATING RATE LIMITED
                                            LIABILITY COMPANY

                                            By:      /s/ James R. Fellows
                                               -----------------------------------------------------------
                                            Name:    James R. Fellows
                                                 ------------------------------------------------
                                            Title:   Senior Vice President Stein, Roe & Farnham
                                                  ---------------------------------------------

                                            LIBERTY-STEIN ROE ADVISOR FLOATING
                                            RATE ADVANTAGE FUND

                                            By:      Stein Roe & Farnham Incorporated,
                                                     as Advisor

                                            By:      /s/ James R. Fellows
                                               -----------------------------------------------------------
                                            Name:    James R. Fellows
                                                 ------------------------------------------------
                                            Title:   Senior Vice President & Portfolio Manager
                                                  -----------------------------------------------

                                            STEIN ROE &FARNHAM CLO I, LTD.

                                            By:      Stein Roe & Farnham Incorporated,
                                                     as Portfolio Manager

                                            By:      /s/ James R. Fellows
                                               -----------------------------------------------------------
                                            Name:    James R. Fellows
                                                 ------------------------------------------------
                                            Title:   Senior Vice President & Portfolio Manager
                                                  -----------------------------------------------

                                            SUFFIELD CLO, LIMITED

                                            By:      David L. Babson and Company Incorporated as Collateral
                                                     Manager

                                            By:      /s/ Lisa J. Yoerg
                                               --------------------------------------------------
                                            Name:    Lisa J. Yoerg
                                                 ---------------------------------------------------------
                                            Title:   Managing Director with David L. Babson and
                                                  ----------------------------------------------
                                                     Company Incorporated
                                                     --------------------

                                            THE SUMITOMO TRUST AND BANKING CO., LTD.

                                            By:      /s/ Stephen A. Stratico
                                               --------------------------------------------------
                                            Name:    Stephen A. Stratico
                                                 ---------------------------------------------------------
                                            Title:   Vice President
                                                  --------------------------------------------------------

                                            TEXTRON FINANCIAL CORP.

                                            By:      /s/ Matthew J. Colgan
                                               -----------------------------------------------------------
                                            Name:    Matthew J. Colgan
                                                 ---------------------------------------------------------
                                            Title:   Director
                                                  -----------------------------------------------

                                            TORONTO DOMINION (NEW YORK), INC.

                                            By:      /s/ Susan K. Strong
                                               -----------------------------------------------------------
                                            Name:    Susan K. Strong
                                                 ---------------------------------------------------------
                                            Title:   Vice President
                                                  -----------------------------------------------

                                            VAN KAMPEN PRIME RATE INCOME TRUST
                                            By:  Van Kampen Investment Advisory Corp.

                                            By:      /s/ Douglas L. Winchell
                                               --------------------------------------------------
                                            Name:    Douglas L. Winchell
                                                 ---------------------------------------------------------
                                            Title:   Vice President
                                                  -----------------------------------------------

                                            VAN KAMPEN SENIOR INCOME TRUST
                                            By:  Van Kampen Investment Advisory Corp.

                                            By:      /s/ Douglas L. Winchell
                                               --------------------------------------------------
                                            Name:    Douglas L. Winchell
                                                 ---------------------------------------------------------
                                            Title:   Vice President
                                                  -----------------------------------------------

                                            VARIABLE INSURANCE PRODUCTS FUND II:
                                            ASSET MANAGER GROWTH PORTFOLIO

                                            By:      /s/ John H. Costello
                                               -----------------------------------------------------------
                                            Name:    John H. Costello
                                                 ---------------------------------------------------------
                                            Title:   Assistant Treasurer
                                                  --------------------------------------------------------

                                            VARIABLE INSURANCE PRODUCTS FUND II:
                                            ASSET MANAGER PORTFOLIO

                                            By:      /s/ John H. Costello
                                               -----------------------------------------------------------
                                            Name:    John H. Costello
                                                 ---------------------------------------------------------
                                            Title:   Assistant Treasurer
                                                  --------------------------------------------------------

                                            WEBSTER BANK

                                            By:      /s/ John Gilsenan
                                               --------------------------------------------------
                                            Name:    John Gilsenan
                                                 ------------------------------------------------
                                            Title:   Vice President
                                                  -----------------------------------------------

                                            WINGED FOOT FUNDING TRUST

                                            By:      /s/ Ann E. Morris
                                               --------------------------------------------------
                                            Name:    Ann E. Morris
                                                 ---------------------------------------------------------
                                            Title:   Authorized Agent
                                                  -----------------------------------------------